THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "Amendment") dated as of December 4, 2000 amends the Second Amended and Restated Credit Agreement dated as of November 26, 1999 (as previously amended, the "Credit Agreement") among CERI, L.P., a Delaware limited partnership (the "Company"), CAPITAL ENVIRONMENTAL RESOURCE INC./RESSOURCES ENVIRONNEMENTALES CAPITAL INC., an Ontario corporation ("Parent"), various financial institutions, CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent, BANK OF AMERICA, N.A., as U.S. Agent, and BANK OF AMERICA CANADA, as Canadian Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

         WHEREAS, Parent, the Company, the Lenders and the Agents have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

         1.1 ADDITION OF NEW DEFINITIONS. The following new definitions are added to Section 1. 1 in appropriate alphabetical sequence:

         ADJUSTED WORKING CAPITAL means at any time the excess of:

                  (a)(i) the consolidated current assets of Parent and its Subsidiaries less (ii) the amount of cash and cash equivalents included in such consolidated current assets;

         OVER

                  (b)(i) the consolidated current liabilities of Parent and its Subsidiaries LESS (ii) to the extent included in such consolidated current liabilities, all Short-Term Debt of Parent and its Subsidiaries PLUS any portion of Long-Term Debt of Parent and its Subsidiaries which is payable within one year from the date of determination.

         AGGREGATE BORROWING COMMITMENT means the remainder of (a) the sum of the combined Canadian Commitments and the combined U.S. Commitments MINUS (b) U.S.$4,000,000.

         AGGREGATE BORROWINGS means at any time the aggregate principal Dollar Equivalent amount of all outstanding Loans hereunder plus the Dollar Equivalent face amount of all outstanding Bankers' Acceptances accepted hereunder plus the Dollar Equivalent face amount of all outstanding BA Equivalent Notes hereunder.

         ASSET SALE means the sale or other disposition by Parent or any Subsidiary to any Person (other than Parent or any Subsidiary) of any asset or rights of Parent or such Subsidiary (including any sale or other disposition of stock of any Subsidiary, whether by merger, consolidation or otherwise, but EXCLUDING (i) sales of inventory in the ordinary course of business and (ii) transactions governed by SUBSECTION 8.11 (a) or (c)).

         CAPITAL EXPENDITURES means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of Parent and its Subsidiaries, but excluding expenditures made in connection with the replacement or restoration of assets to the extent financed
(i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

         EXCESS CASH FLOW means, for any period, the remainder of

         (a) Consolidated Net Income for such period before deducting cash Interest Expense, taxes, depreciation, amortization,

         LESS

         (b)      the total (without duplication) of

                  (i) regularly scheduled principal payments (including the portion of all payments under capital leases which is attributable to principal) arising with respect to any Long-Term Debt (including the Term Loan Agreement) of Parent and its Subsidiaries made during such period (other than Debt hereunder and the payment of principal under the Term Loan Agreement on December 4, 2000),

                  PLUS

                  (ii) the amount of any reduction of the Commitments made pursuant to SECTION 2.8.1(a) (other than the reduction on December 4, 2000) or 2.8.2 and the amount of all prepayments made pursuant to
         Section 2.2.4 of the Term Loan Agreement during such period,

                  PLUS

                  (iii) all income taxes paid by Parent and its Subsidiaries during such period

                  PLUS

                  (iv) cash Interest Expense of Parent and its Subsidiaries during such period

                  PLUS

                  (v) all Capital Expenditures made in cash during such period,

                  PLUS

                  (vi) any increase in Adjusted Working Capital during such period,

                  LESS

                  (vii) any decrease in Adjusted Working Capital during such period.

         LONG-TERM DEBT means all Funded Debt which matures more than one year after the date of determination or which is renewable or extendable at the option of the obligor to a date which is more than one year after the date of determination.

         NET CASH PROCEEDS means:

                  (a) with respect to any Asset Sale, the aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by Parent or any Subsidiary pursuant to such Asset Sale net of (i) the direct costs relating to such Asset Sale (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by Parent to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements),
         (iii) amounts required to be applied to the repayment of any Debt secured by a Lien on the asset subject to such Asset Sale (other than Debt hereunder) and (iv) any cash proceeds which Parent certifies to the U.S. Agent are to be used, and which are used, within 30 days after such Asset Sale to purchase replacement assets which perform the same or a similar function;

                  (b) with respect to any issuance of equity securities or Subordinated Debt described in clause (iii) of the definition thereof, the aggregate cash proceeds received by Parent or any Subsidiary pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's discounts and commissions, upfront fees and legal, accounting and investment banking fees); and

                  (c) with respect to the termination of any Hedging Agreement, the aggregate cash proceeds received by Parent or any Subsidiary pursuant to such termination, net of any direct costs relating to such termination.

                  SENIOR DEBT TO EBITDA RATIO means as of the last day of any Fiscal Quarter, the ratio of: (i) all Funded Debt of Parent and its Subsidiaries as of such day to (ii) EBITDA for the Computation Period ending on such day (other than Debt of the type described in clause
         (iii) of the definition of Subordinated Debt).

                  SHORT-TERM DEBT means all Funded Debt other than Long-Term
         Debt.

         1.2 AMENDMENT OF CERTAIN DEFINITIONS. The definitions of "Canadian L/C Commitment", "Commitment Reduction Date", "EBITDA", "Interest Coverage Ratio", "Termination Date" and "U.S. L/C Commitment" set forth in
Section 1.1 are amended in their entirety to read as follows, respectively:

                  Canadian L/C Commitment means the commitment of the Canadian Issuing Lender to Issue, and the commitment of the Canadian Lenders severally to participate in, Letters of Credit from time to time Issued for the account of Parent under Article IV, in an aggregate Effective Amount not to exceed on any date an amount equal to the lesser of (a) the remainder of the Dollar Equivalent amount of U.S.$6,000,000 minus the Effective Amount of all outstanding Letters of Credit issued for the account of the Company and (b) the amount of the combined Canadian Commitments; IT BEING UNDERSTOOD that the Canadian L/C Commitment is a part of the combined Canadian Commitments, rather than a separate, independent commitment.

                  COMMITMENT REDUCTION DATE- - see SECTION 2.8.1(a).

                  EBITDA means, with respect to any Computation period, Consolidated Net Income for such period before deducting Interest Expense, taxes, depreciation, amortization and excluding any non-cash charges resulting from any write-off of unamortized finance fees during such Computation Period, all calculated based on the assumption that each Acquisition made during such Computation Period had been made on the first day of such Computation Period, but excluding non-recurring private company expenses which are discontinued upon any such Acquisition, all as certified by Parent and agreed to by the Required Lenders.

                  INTEREST COVERAGE RATIO means the ratio for any Computation Period of (a) Consolidated Net Income before deducting Interest Expense, taxes, depreciation and amortization for such period, but excluding (i) pooling charges taken during such period and (ii) any non-cash charges resulting from any write-off of unamortized finance fees during such period, TO (b) Interest Expense for such period.

                  TERMINATION DATE means November 1, 2002.

                  U.S. L/C COMMITMENT means the commitment of the U.S. Issuing Lender to Issue, and the commitment of the U.S. Lenders severally to participate in, Letters of Credit from time to time Issued for the account of the Company under ARTICLE IV, in an aggregate Effective Amount not to exceed on any date the lesser of (a) the remainder of U.S.$6,000,000 minus the Effective Amount of all Letters of Credit issued for the account of Parent and (b) the amount of the combined U.S. Commitments; IT BEING UNDERSTOOD that the U.S. L/C Commitment is a part of the combined U.S. Commitments, rather than a separate, independent commitment.

         1.3 AMENDMENT TO SECTION 2.1.1. The first proviso to the first sentence of Section 2.1.1 is amended in its entirety to read as follows:

         PROVIDED that, after giving effect to any Borrowing of U.S. Dollar Loans by the Company, (i) the Total Company Outstandings shall not exceed the amount of the combined U.S. Commitments and (ii) the Aggregate Borrowings shall not exceed the Aggregate Borrowing Commitment;

         1.4 AMENDMENT TO SECTION 2.1.2. The first proviso to the first sentence of Section 2.1.2 is amended in its entirety to read as follows:

         PROVIDED that, after giving effect to any Borrowing of U.S. Dollar Loans by Parent, (i) the Total Parent Outstandings shall not exceed the amount of the combined Canadian Commitments and (ii) the Aggregate Borrowings shall not exceed the Aggregate Borrowing Commitment;

         1.5      AMENDMENT TO SECTION 2.2.1. The first proviso in Section
2.2.1 is amended in its entirety to read as follows:

         PROVIDED that, after giving effect to any Canadian Dollar Borrowing,
         (i) the Total Parent Outstandings shall not exceed the combined Canadian Commitments and (ii) the Aggregate Borrowings shall not exceed the Aggregate Borrowing Commitment;

         1.6      AMENDMENT TO SECTION 2.3.1. The first proviso in Section
2.3.1 is amended in its entirety to read as follows:

         PROVIDED that, after giving effect to any BA Borrowing, (i) the Total Parent Outstandings shall not exceed the combined Canadian Commitments and (ii) the Aggregate Borrowings shall not exceed the Aggregate Borrowing Commitment;

         1.7 AMENDMENT TO SECTION 2.7.1. Section 2.7.1 is amended by deleting the reference to "SUBSECTION 2.8.1(a) or 2.8.2(a), respectively" therein and substituting "Section 2.8.1 therefor.

         1.8      AMENDMENT TO SECTION 2.7.2. The first two sentences of Section
2.7.2 are amended in their entirety to read as follows:

         If, on any Computation Date: (a) the Total Parent Outstandings exceed the combined Canadian Commitments, then Parent shall immediately prepay Loans in an amount sufficient to eliminate such excess; or (b) the Aggregate Borrowings exceed the Aggregate Borrowing Commitment, then one or both Borrowers shall immediately prepay Loans in an amount sufficient to eliminate such excess. Any such prepayment shall be made in accordance with the provisions of Section 2.1.5 or 2.2.5, as applicable, except that such prepayment shall be required and not optional.

         1.9      AMENDMENT OF SECTIONS 2.8.1 and 2.8.2. Sections 2.8.1 and
2.8.2 are amended in their entirety to read as follows:

         2.8.1 MANDATORY REDUCTION OF COMMITMENTS. (a) The Commitments shall be reduced on each of the following dates (each a "COMMITMENT REDUCTION DATE"), pro rata (except for a non-pro rata reduction of the Commitments, on December 4, 2000) between the combined U.S. Commitments and the combined Canadian Commitments as in effect after the first Commitment Reduction Date, by an amount equal to the sum of (i) the amount (if any) by which the principal amount of the loans under the Term Loan Agreement would have been required to be repaid on such date absent the provisions of Section 2.2.5(c) of the Term Loan Agreement PLUS (ii) the amount set forth below opposite such date:

                   Date                                  Amount
                   ----                                  ------

                   December 4, 2000              U.S.$6,204,450
                   December 31, 2000                    765,000
                   March 31, 2001                       765,000
                   June 30, 2001                        765,000
                   September 30, 2001                   765,000
                   December 31, 2001                    765,000
                   March 31, 2002                       956,300
                   June 30, 2002                        956,300
                   September 30, 2002                   956,300

                  (b) In addition, the Commitments shall be reduced, pro rata between the combined U.S. Commitments and the combined Canadian Commitments as in effect after the first Commitment Reduction Date, (i) within 90 days after the end of each Fiscal Year, by an amount equal to the sum of 78,795,550/103,000,000ths of Excess Cash Flow for such Fiscal Year; (ii) concurrently with the receipt by Parent or any of its Subsidiaries of any Net Cash Proceeds from any Asset Sale, any issuance of equity securities or of Debt described in CLAUSE (iii) of the definition of Subordinated Debt or any termination of any Hedging Agreement, by an amount equal to 78,795,550/103,000,000ths of such Net Cash Proceeds; and (iii) at the time of any reduction pursuant to CLAUSE (i) or (ii) above, by the amount (if any) by which the principal amount of the loans under the Term Loan Agreement would have been required to be repaid on such date pursuant to Section 2.2.5(b) of the Term Loan Agreement absent the provisions of Section 2.2.5(c) of the Term Loan Agreement. Notwithstanding the foregoing, no reduction of the Commitments shall be required to be made pursuant to CLAUSE (ii) or
         (iii) above on account of the receipt of any Net Cash Proceeds unless and until the aggregate amount of the all Net Cash Proceeds which have been received since December 4, 2000 which are required to be applied to reduce the Commitments and/or to prepay loans under the Term Loan Agreement, less the aggregate amount of all Net Cash Proceeds previously applied to reduce the Commitments pursuant to CLAUSE (ii) or
         (iii) above PLUS all Net Cash Proceeds previously applied to prepay loans under the Term Loan Agreement, equals or exceeds U.S.$100,000.

                  2.8.2    VOLUNTARY REDUCTION OF COMMITMENTS.

                           (a) The Company may from time to time on at least three Business Days' prior written notice received by the U.S. Agent (which shall promptly advise each U.S. Lender thereof) permanently reduce the amount of the combined U.S. Commitments to an amount not less than the Total Company Outstandings. Any such reduction shall be in an amount not less than U.S.$30,000, PROVIDED that concurrently with such reduction the Company shall prepay the loans under the Term Loan Agreement by an amount equal to 24,204,450/19,263,700ths of the amount of such reduction and Parent shall reduce the Canadian Commitments by an amount equal to 59,531,850/19,263,700ths of the amount of such reduction. The Company may at any time on like notice terminate the U.S. Commitments upon payment in full by the Company of all Loans to the Company and all other obligations of the Company hereunder and Cash Collateralization in full, pursuant to documentation in form and substance reasonably satisfactory to the U.S. Lenders, of all obligations (contingent or otherwise) arising with respect to the Letters of Credit issued for the account of the Company.

                           (b) Parent may from time to time on at least three Business Days' prior written notice received by the Canadian Agent (which shall promptly advise each Canadian Lender thereof) permanently reduce the amount of the combined Canadian Commitments to an amount not less than the Total Parent Outstandings. Any such reduction shall be in an amount not less than U.S.$100,000, PROVIDED that concurrently with such reduction the Company shall prepay the loans under the Term Loan Agreement by an amount equal to 24,204,450/59,531,850ths of the amount of such reduction and the Company shall reduce the U.S. Commitments by an amount equal to 19,263,700/59,531,850ths of the amount of such reduction. Parent may at any time on like notice terminate the combined Canadian Commitments upon payment in full by Parent of all Loans to Parent and all other obligations of Parent hereunder and Cash Collateralization in full, pursuant to documentation in form and substance reasonably satisfactory to the Canadian Lenders, of all obligations (contingent or otherwise) arising with respect to the Letters of Credit issued for the account of Parent and of all obligations of Parent in respect of outstanding Bankers' Acceptances and BA Equivalent Notes.

         1.10 AMENDMENT TO SECTION 2.8.3. Section 2.8.3 is amended by (i) deleting the reference to "SUBSECTION 2.8.1(b) or 2.8.2(b), respectively" therein and substituting "SECTION 2.8.2" therefor and (ii) deleting the reference to "SUBSECTION 2.8.1(a) or 2.8.2(a)" therein and substituting "SECTION 2.8.1" therefor.

         1.11 AMENDMENT TO SECTION 8.1.2. Section 8.1.2 is amended in its entirety to read as follows:

                  8.1.2 INTERIM REPORTS. (a) Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter) of each Fiscal Year, unaudited consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Quarter and unaudited consolidated and consolidating statements of earnings and cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such

         Fiscal Quarter; (b) promptly when available and in any event within 30 days after the end of each of the first two months of each Fiscal Quarter, unaudited consolidated balance sheets of Parent and its Subsidiaries as of the end of such month and unaudited consolidated statements of earnings for such month; (c) concurrently with each set of financial statements referred to in CLAUSE (a) or (b) above, (i) a certificate of the chief executive officer or the chief financial officer of Parent certifying that such financial statements (which may be prepared by Parent) fairly present the financial condition and results of operations of Parent and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments, (ii) a report from Parent's financial advisor as to the status of any potential issuance by Parent of equity or Debt which would satisfy the requirements of SUBSECTION 9.1(o), (iii) a report (or a column in the applicable financial statements) showing any variances from the forecast most recently provided pursuant to CLAUSE
         (d) below and (iv) a detailed report of Capital Expenditures and Asset Sales for the period then ended; and (d) concurrently with each set of financial statements referred to in CLAUSE (a) above, a copy of the forecast (including a projected consolidated and consolidating balance sheet, and projected statements of earnings and cash flow and updated projections) of Parent and its Subsidiaries for the following four Fiscal Quarters.

         1.12 AMENDMENT TO SECTION 8.1.3. Section 8.1.3 is amended by (i) deleting the word "and" after the reference "SECTION 8.1.1" and inserting a "," therefor and (ii) inserting the words "and each set of monthly statements" after the words "quarterly statements" therein.

         1.13 ADDITION OF WEEKLY REPORTS. Section 8.1 is amended by renumbering the existing Section 8.1.9 as 8.1.10 and inserting the following new 8.1.9:

                  8.1.9 WEEKLY REPORTS. Not later than the second Business Day of each week, a report outlining any major business development with respect to Parent or any Subsidiary and any significant progress made on the potential issuance of equity or Debt which would satisfy the requirements of SUBSECTION 9.1(o).

         1.14     AMENDMENT TO SECTION 8.6.2. The chart contained in Section
8.6.2 is amended in its entirety to read as follows:

             -------------------------------------------------
                 Computation                    Interest
                Period Ending:               Coverage Ratio
             -------------------------------------------------
                6/30/00 through 6/30/01       1.75 to 1.00
             -------------------------------------------------
                9/30/01 and thereafter        2.00 to 1.00
             -------------------------------------------------

         1.15     AMENDMENT TO SECTION 8.6.3. The chart contained in Section
8.6.3 is amended in its entirety to read as follows:

               -------------------------------------------------
                           Fiscal               Total Debt to
                      Quarter Ending:           EBITDA Ratio
               -------------------------------------------------
                  6/30/00 through 12/31/00      5.25 to 1.00
               -------------------------------------------------
                  3/31/01                       5.15 to 1.00
               -------------------------------------------------
                  6/30/01                       4.75 to 1.00
               -------------------------------------------------
                  9/30/01                       4.35 to 1.00
               -------------------------------------------------
                  12/31/01                      4.25 to 1.00
               -------------------------------------------------
                  3/31/02                       4.15 to 1.00
               -------------------------------------------------
                  6/30/02                       4.05 to 1.00
               -------------------------------------------------
                  9/30/02                       3.95 to 1.00
               -------------------------------------------------

         1.16 AMENDMENT TO SECTION 8.6.4. Section 8.6.4 is amended in its entirety to read as follows:

                  8.6.4    TOTAL DEBT TO CAPITALIZATION. Not permit the ratio of
         (a) Total Debt to (b) the sum of Total Debt plus Adjusted Net Worth to exceed at any time 0.675 to 1.0.

         1.17 AMENDMENT TO SECTION 8.7. Section 8.7(h)(i) is amended by deleting the reference to "U.S. $15,000,000" and substituting "U.S. $5,000,000" therefor.

         1.18 AMENDMENT TO SECTION 8.11. Clause (d)(iv) of Section 8.11 is amended in its entirety to read as follows:

                  (iv) the Required Lenders have consented in writing to such Acquisition;

         1.19 AMENDMENT TO SECTION 8.12. Clause (c) of Section 8.12 is amended by deleting the amount "U.S.$1,000,000" therein and substituting the amount "U.S.$500,000" therefor.

         1.20 AMENDMENT TO SECTION 8.22. Section 8.22 is amended in its entirety to read as follows:

                  8.22 CAPITAL EXPENDITURES. Not permit all Capital Expenditures (excluding, to the extent included in Capital Expenditures, (a) assets acquired in a Permitted Acquisition and (b) up to U.S.$1,000,000 of Capital Expenditures in any Fiscal Year ending after December 31, 2000 which Parent demonstrates, to the reasonable satisfaction of the Administrative Agent and the Syndication Agent, were required in connection with new municipal contracts entered into by

         Parent or a Subsidiary) during the period beginning June 30, 2000 and ending December 31, 2000 to exceed U.S.$5,000,000 and during any Fiscal Year thereafter to exceed U.S.$7,500,000.

         1.21 AMENDMENT TO SECTION 8.27. Section 8.27 is deleted in its entirety.

         1.22 ADDITION TO SECTION 9. 1. Section 9.1 is amended by adding the following new CLAUSES (o), (p) and (q):

                  (o) RECAPITALIZATION TRANSACTIONS. (i) Failure by Parent to receive, prior to June 1, 2001, Net Cash Proceeds in a Dollar Equivalent amount equal to or greater than the Junior Capital Amount (as defined below) from the issuance of either (x) equity or (y) Debt of the type described in CLAUSE (iii) of the definition of Subordinated Debt; or (ii) failure by Parent to deliver to the Lenders, prior to March 15, 2001, a binding commitment letter from one or more financing sources, reasonably acceptable to the U.S. Agent and the Required Lenders, to provide equity or Debt meeting the requirements of the foregoing CLAUSE (i). For purposes of the foregoing, "Junior Capital Amount" means U.S.$25,000,000 MINUS the lesser of U.S.$5,000,000 and 50% of the aggregate amount of Net Cash Proceeds received from Asset Sales on or prior to January 31, 2001.

                  (p) FINANCIAL ADVISOR. Failure by Parent to retain prior to December 15, 2000, and at all times thereafter (unless the Required Lenders otherwise consent or the requirements of SUBSECTION (o) above have been satisfied) to continue to retain, a financial advisor reasonably acceptable to the Required Lenders for the purpose of raising equity or Debt which meets the requirements of SUBSECTION (o) above.

                  (q) REFINANCING. Failure by Parent to deliver to the Lenders, prior to August 1, 2002, a binding commitment letter from one or more lenders, reasonably acceptable to the U.S. Agent and the Required Lenders, in an amount sufficient to repay in full all outstanding Loans and other obligations of the Borrowers hereunder.

         1.23     AMENDMENT OF SCHEDULES 1.1.A, 1.1.B and 1.1.C. Schedule 1.1.A,
Schedule 1.1.B and Schedule 1.1C to the Credit Agreement shall each be amended in its entirety by substituting SCHEDULE 1.1A, SCHEDULE 1.1B and SCHEDULE 1.1C hereto therefor, respectively.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Parent and the Company represent and warrant to each Agent and each Lender that: (a) after giving effect hereto, the representations and warranties made in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date; (b) except for any such event which will be cured upon the effectiveness hereof, no Event of Default or Unmatured Event of Default exists or will result from the effectiveness of this Amendment; (c) the execution and delivery by Parent and the Company of this Amendment and the performance by Parent and the Company of their respective obligations under the Credit Agreement as amended hereby (as so amended, the

"AMENDED CREDIT AMENDMENT") (i) are within such Borrower's power, (ii) have been duly authorized by all necessary action, (iii) have received all necessary approval from any governmental agency or authority and (iv) do not and will not contravene or conflict with any provision of law or of any provision of such Borrower's Organization Documents or of any agreement or instrument binding on such Borrower or any court or administrative order or decree applicable to such Borrower, (e) the Amended Credit Agreement is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability; and (f) Parent has previously delivered to each Lender a true and correct copy of the employment contract between Parent and each of Al Loopstra, David Langille, George Boothe and Dennis Nolan, and each such contract is in full force and effect on the date hereof.

         SECTION 3. WAIVER. Subject to the occurrence of the Amendment Effective Date, the Required Lenders hereby waive Parent's non-compliance with Sections
8.6.2 and 8.6.3 of the Credit Agreement as in effect prior to the Amendment Effective Date for any period ending prior to the date of this Amendment but not any non-compliance with such Sections 8.6.2 and 8.6.3 as in effect after the Amendment Effective Date.

         SECTION 4. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on December 4, 2000 (the "AMENDMENT EFFECTIVE DATE") if on or before such date the U.S. Agent has received (i) counterparts of this Amendment executed by Parent, the Company, the Required Lenders, the U.S. Agent and the Canadian Agent, (ii) a Confirmation in the form of EXHIBIT A hereto signed by Parent, the Company and all of the Parent's other Subsidiaries, (iii) copies of resolutions of the board of directors (or other appropriate governing body) of each of Parent and the Company, respectively, authorizing the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary (or other appropriate representative) of Parent or the Company, as the case may be,
(iv) an opinion of Hodgson Russ Andrews Woods & Goodyear, LLP, U.S. counsel to Parent and the Company, substantially in the form of EXHIBIT B hereto, (v) an opinion of Torys, Ontario counsel to Parent, substantially in the form of EXHIBIT C hereto, (vi) an amendment fee for each Lender that executes a counterpart hereof on or before 4:00 p.m. (Chicago time) on December 1, 2000 in an amount equal to 0.50% of such Lender's Commitment after giving effect hereto and (vii) any additional amounts payable resulting from the amendment to
Schedule 1.1C set forth herein, it being understood that the amendment to
Schedule 1.1C shall be deemed effective as of August 14, 2000.

         SECTION 5. MISCELLANEOUS.

         5.1 INTEREST PERIODS. Notwithstanding any other provision of the Amended Credit Agreement, (a) prior to the receipt by Parent of equity or Subordinated Debt which meets the requirements of subsection 9.1 (o) of the Amended Credit Agreement, no Interest Period shall extend beyond June 1, 2001,
(b) no Interest Period for any Offshore Rate Loan shall be longer than three months and (c) no Bankers' Acceptance or BA Equivalent Note shall have a term of more than three months.

         5.2 CAPTIONS. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

         5.3 GOVERNING LAW, SEVERABILITY. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE ENTIRELY PERFORMED IN SAID STATE. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         5.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         5.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of each Agent and each Lender.

         5.6 CONTINUED EFFECTIVENESS. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and are specifically confirmed to be in full force and effect. Upon effectiveness of this Amendment, all references in the Credit Agreement and in the other Loan Documents to "Credit Agreement" or the like shall refer to the Credit Agreement as hereby amended.

         5.7 FURTHER ASSURANCES. The Parent agrees to cause the obligations of the Company and its Subsidiaries under the Loan Documents to be secured by each motor vehicle owned by Parent and its Subsidiaries, including those motor vehicles subject to a statute requiring notation on a certificate of title to perfect a security interest in such vehicle.

                        [SIGNATURES BEGIN ON NEXT PAGE]

Delivered at Chicago, Illinois, as of the day and year first above written.

                                   CAPITAL ENVIRONMENTAL RESOURCE,
                                   INC./RESSOURCES ENVIRONNEMENTALES
                                   CAPITAL INC.

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CERI, L.P.
                                   By: 1312654 Ontario Inc., its General Partner

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BANK OF AMERICA, N.A. as U.S. Agent

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BANK OF AMERICA CANADA,
                                   as Canadian Agent

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   COMERICA BANK, as a U.S. Lender

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                  LASALLE BANK NATIONAL ASSOCIATION, as
                                  a U.S. Lender

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                  UNION BANK OF CALIFORNIA, as a U.S. Lender

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                  BANK OF AMERICA, N.A., as an Issuing Lender

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                  BANK OF AMERICA CANADA, as a Canadian
                                  Lender and as an Issuing Lender

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  as a Canadian Lender and as Syndication Agent

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                  CREDIT SUISSE FIRST BOSTON CANADA, as a
                                  Canadian Lender

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------

                                 SCHEDULE 1.1.A

                       U.S. COMMITMENTS, PRO RATA SHARES
                                AND PERCENTAGES

================================================================================
U.S. LENDER                           U.S. COMMITMENT*       U.S. PRO RATA SHARE
--------------------------------------------------------------------------------
LaSalle Bank National Association     U.S.  $2,407,962.50             12.5%
--------------------------------------------------------------------------------
Union Bank of California              U.S.  $9,631,850.00             50.0%
--------------------------------------------------------------------------------
Comerica Bank                         U.S.  $7,223,887.50             37.5%
--------------------------------------------------------------------------------
TOTALS                                U.S. $19,263,700.00            100.0%
================================================================================


*As in effect after the frst Commitment Reduction Date.

                                 SCHEDULE 1.1.B

                     CANADIAN COMMITMENTS, PRO RATA SHARES
                                AND PERCENTAGES

================================================================================
                                                                    CANADIAN
         CANADIAN LENDER              CANADIAN COMMITMENT*       PRO RATA SHARE
--------------------------------------------------------------------------------
Bank of America Canada                 U.S.$19,462,335.58         32.69230769%
--------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce     U.S.$26,331,395.19         44.23076923%
--------------------------------------------------------------------------------
Credit Suisse First Boston Canada      U.S.$13,738,119.23         23.07692308%
--------------------------------------------------------------------------------
TOTALS                                 U.S.$59,531,850.00                 100%
================================================================================

*As in effect after the first Commitment Reduction Date.

                                 SCHEDULE 1.1.C
                                PRICING SCHEDULE

         The Applicable Margin, the Stamping Fee Rate and the rate for Letter of Credit fees and non-use fees shall be determined based on the applicable Senior Debt to EBITDA Ratio as set forth below.

=================================================================================================================================
                                            APPLICABLE MARGIN
                                               FOR OFFSHORE
                                            U.S. DOLLAR LOANS
                                               AND OFFSHORE
                                             CANADIAN DOLLAR
                                             LOANS, STAMPING       APPLICABLE
                                                 FEE RATE       MARGIN FOR BASE
                                               AND RATE FOR        RATE LOANS        APPLICABLE       RATE FOR
                                                 FINANCIAL      TO COMPANY AND    MARGIN FOR BASE  NON-FINANCIAL    RATE FOR
             SENIOR DEBT                     LETTER OF CREDIT      PRIME RATE      RATE LOANS TO     LETTER OF      NON-USE
          TO EBITDA RATIO                          FEES              LOANS             PARENT       CREDIT FEES       FEES
---------------------------------------------------------------------------------------------------------------------------------
Level I     less than 3.00 to 1.0                  3.00%             1.50%              2.00%          1.500%         0.50%
---------------------------------------------------------------------------------------------------------------------------------
Level II    greater than or equal to
            3.00 to 1.0 but less than
            3.25 to 1.0                            3.25%             1.75%              2.25%          1.625%         0.50%
---------------------------------------------------------------------------------------------------------------------------------
Level III   greater than or equal to
            3.25 to 1.0 but less than
            3.50 to 1.0                            3.50%             2.00%              2.50%          1.750%         0.50%
---------------------------------------------------------------------------------------------------------------------------------
Level IV    greater than or equal to
            3.50 to 1.0 but less than
            3.75 to 1.0                            3.75%             2.25%              2.75%          1.875%         0.50%
---------------------------------------------------------------------------------------------------------------------------------
Level V     greater than or equal to
            3.75 to 1.0 but less than
            4.25 to 1.0                            4.00%             2.50%              3.00%          2.000%         0.50%
---------------------------------------------------------------------------------------------------------------------------------
Level VI    greater than or equal to
            4.25 to 1.0 but less than
            4.75 to 1.0                            4.25%             2.75%              3.25%          2.125%         0.50%
---------------------------------------------------------------------------------------------------------------------------------
Level VII   greater than or equal to
            4.75 to 1.0                            4.50%             3.00%              3.50%          2.250%         0.50%
=================================================================================================================================

         The Applicable Margin, the Stamping Fee Rate and the rate for Letter of Credit fees and non-use fees shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter based on the Senior Debt to EBITDA Ratio as of the last day of such Fiscal Quarter; PROVIDED that if Parent fails to deliver the financial statements required by SECTION 8.1 and the related compliance certificate in the form of EXHIBIT C by the due date therefor, the Applicable Margin, the Stamping Fee Rate and the rate for Letter of Credit fees and non-use fees that would apply at Level VII shall be applicable from such due date until such financial statements are delivered.

                                THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "AMENDMENT") dated as of December 4, 2000 amends the Term Loan Agreement dated as of November 26, 1999 (as previously amended, the ("AGREEMENT") among CAPITAL ENVIRONMENTAL RESOURCE INC./RESSOURCES ENVIRONNEMENTALES CAPITAL INC., an Ontario corporation (the "BORROWER"), various financial institutions and BANK OF AMERICA, N.A., as Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         WHEREAS, the Borrower, the Lenders and the Agent have entered into the Agreement; and

         WHEREAS, the parties hereto desire to amend the Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Agreement shall be amended as set forth below:

         1.1 ADDITION OF NEW DEFINITIONS. The following new definitions are added to Section 1.1 in appropriate alphabetical sequence:

                  ADJUSTED WORKING CAPITAL means at any time the excess of:

                  (a) (i) the consolidated current assets of the Borrower and its Subsidiaries LESS (ii) the amount of cash and cash equivalents included in such consolidated current assets;

         OVER

                  (b) (i) the consolidated current liabilities of the Borrower and its Subsidiaries LESS (ii) to the extent included in such consolidated current liabilities, all Short-Term Debt of the Borrower and its Subsidiaries PLUS any portion of Long-Term Debt of the Borrower and its Subsidiaries which is payable within one year from the date of determination.

                  ASSET SALE means the sale or other disposition by the Borrower or any Subsidiary to any Person (other than the Borrower or any Subsidiary) of any asset or rights of the Borrower or such Subsidiary (including any sale or other disposition of stock of any Subsidiary, whether by merger, consolidation or otherwise, but EXCLUDING (i) sales of inventory in the ordinary course of business and (ii) transactions governed by SUBSECTION 7.11(a) or (c)).

                  CAPITAL EXPENDITURES means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Borrower and its Subsidiaries, but excluding expenditures made in connection with the replacement or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

                  EXCESS CASH FLOW means, for any period, the remainder of

                  (a) Consolidated Net Income for such period before deducting cash Interest Expense, taxes, depreciation, amortization,

                  LESS

                  (b) the total (without duplication) of

                           (i) regularly scheduled principal payments (including the portion of all payments under capital leases which is attributable to principal) arising with respect to any Long-Term Debt (including this Agreement) of the Borrower and its Subsidiaries made during such period (other than the payment of principal under the Term Loan Agreement on December 4, 2000),

                  PLUS

                           (ii)     the amount of any reduction of the
                  commitments made pursuant to Section 2.8.1(a) (other than the reduction on December 4, 2000) or 2.8.2 of the Existing Credit Agreement and the amount of all prepayments made pursuant to SECTION 2.2.4 during such period,

                  PLUS

                           (iii) all income taxes paid by the Borrower and its Subsidiaries during such period,

                  PLUS

                           (iv) cash Interest Expense of the Borrower and its Subsidiaries during such period,

                  PLUS

                           (v) all Capital Expenditures made in cash during such period,

                  PLUS

                           (vi) any increase in Adjusted Working Capital during such period,

                  LESS

                           (vii) any decrease in Adjusted Working Capital during such period.

                  LONG-TERM DEBT means all Funded Debt which matures more than one year after the date of determination or which is renewable or extendable at the option of the obligor to a date which is more than one year after the date of determination.

                  TRIGGERING EVENT DISPOSITION means an Asset Sale (or series of related Asset Sales) which results in the sale or other disposition of assets which (i) represent more than 50% of the net book value of all assets of the Borrower and its Subsidiaries or (ii) generated more than 50% of the consolidated revenues of the Borrower and its Subsidiaries during the preceding Fiscal Year.

                  TRIGGERING EVENT OFFER - see SUBSECTION 2.2.5(d).

                  NET CASH PROCEEDS means:

                           (a)      with respect to any Asset Sale, the
                  aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by the Borrower or any Subsidiary pursuant to such Asset Sale, net of (i) the direct costs relating to such Asset Sale (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by the Borrower to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts required to be applied to the repayment of any Debt secured by a Lien on the asset subject to such Asset Sale (other than Debt hereunder), and (iv) any cash proceeds which the Borrower certifies to the Agent are to be used, and which are used, within 30 days after such Asset Sale to purchase replacement assets which perform the same or a similar function;

                           (b) with respect to any issuance of equity securities or Subordinated Debt described in CLAUSE (iii) of the definition thereof, the aggregate cash proceeds received by the Borrower or any Subsidiary pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's discounts and commissions, upfront fees and legal, accounting and investment banking fees); and

                           (c) with respect to the termination of any Hedging Agreement, the aggregate cash proceeds received by the Borrower or any Subsidiary pursuant to such termination, net of any direct costs relating to such termination.

                  SENIOR DEBT TO EBITDA RATIO means as of the last day of any Fiscal Quarter, the ratio of: (i) all Funded Debt of the Borrower and its Subsidiaries as of such day to (ii) EBITDA for the Computation Period ending on such day (other than Debt of the type described in CLAUSE (iii) of the definition of Subordinated Debt).

                  SHORT-TERM DEBT means all Funded Debt other than Long-Term
         Debt.

         1.2 AMENDMENT OF DEFINITIONS. The definitions of "EBITDA" and "Interest Coverage Ratio" set forth in Section 1.1 are amended in their entirety to read as follows, respectively:

                  EBITDA means, with respect to any Computation Period, Consolidated Net Income for such period before deducting Interest Expense, taxes, depreciation, amortization and excluding any non-cash charges resulting from any write-off of unamortized finance fees during such Computation Period, all calculated based on the assumption that each Acquisition made during such Computation Period had been made on the first day of such Computation Period, but excluding non-recurring private company expenses which are discontinued upon any such Acquisition, all as certified by the Borrower and agreed to by the Required Lenders.

                  INTEREST COVERAGE RATIO means the ratio for any Computation Period of (a) Consolidated Net Income before deducting Interest Expense, taxes, depreciation and amortization for such period, but excluding (i) pooling charges taken during such period and (ii) any non-cash charges resulting from any write-off of unamortized finance fees during such period, TO (b) Interest Expense for such period.

         1.3      AMENDMENT OF SECTION 2.2.4. The first sentence in Section
2.2.4 is amended in its entirety to read as follows:

         Subject to SECTION 4.4, the Borrower may, from time to time, ratably prepay the Loans in whole or in part, in an aggregate amount of U.S.$40,000, PROVIDED that concurrently with such prepayment the Borrower shall permanently reduce the amount of the commitments under the Existing Credit Agreement by an amount equal to the product of (x) the amount of such prepayment multiplied by (y) a fraction, the numerator of which is 78,795,550 and the denominator of which is 24,204,450.

         1.4 AMENDMENT OF SECTION 2.2.5. Section 2.2.5 is amended in its entirety to read as follows:

                  2.2.5 REPAYMENT OF LOANS. (a) The Loans of each Lender shall be repaid in installments on the dates set forth below, in each case in such Lender's Pro Rata Share (as in effect after December 4,
         2000) of the aggregate principal amount of the Loans to be repaid on the applicable date.

                  Date                                  Amount
                  ----                                  ------

                  December 4, 2000                U.S.$795,550
                  December 31, 2000                    235,000
                  March 31, 2001                       235,000
                  June 30, 2001                        235,000
                  September 30, 2001                   235,000
                  December 31, 2001                    235,000
                  March 31, 2002                       293,700
                  June 30, 2002                        293,700
                  September 30, 2002                   293,700
                  November 1, 2002                   3,398,350


                  (b) In addition, the Borrower shall prepay the Loans ratably (i) within 90 days after the end of each Fiscal Year, by an amount equal to 24,204,450/103,000,000ths of Excess Cash Flow for such Fiscal Year; and (ii) concurrently with the receipt by the Borrower or any of its Subsidiaries of any Net Cash Proceeds from any Asset Sale, any issuance of equity securities or of Debt described in CLAUSE (iii) of the definition of Subordinated Debt or any termination of any Hedging Agreement, by an amount equal to 24,204,450/103,000,000ths of such Net Cash Proceeds. Notwithstanding the foregoing, no prepayment of the Loans shall be required to be made pursuant to CLAUSE (ii) above on account of the receipt of any Net Cash Proceeds unless and until the aggregate amount of the all Net Cash Proceeds which have been received since December 4, 2000 which are required to be applied to prepay Loans and/or reduce the commitments under the Existing Credit Agreement, less the aggregate amount of all Net Cash Proceeds previously applied to prepay Loans pursuant to CLAUSE (ii) above PLUS all Net Cash Proceeds previously applied to reduce the commitments under the Existing Credit Agreement, equals or exceeds U.S.$100,000.

                  (c)      Notwithstanding the foregoing provisions of this
         SECTION 2.2.5, no payment of the Loans shall be required prior to November 27, 2004 to the extent that after giving effect to such payment the aggregate amount of the Loans required to be prepaid pursuant to this SECTION 2.2.5 (excluding any prepayment resulting from acceptance of a Triggering Event Offer) would be greater than 25% of the aggregate original principal amount of the Loans.

                  (d) Notwithstanding SUBSECTION 2.2.5(c), if a Triggering Event Disposition occurs, the Borrower shall promptly (and in any event within two Business Days) make an offer in writing to the Agent to repay Loans ratably using 24,204,450/103,000,000ths of the Net Cash Proceeds of such Triggering Event Disposition (a "TRIGGERING EVENT OFFER"). If the Agent (acting with the consent of the Required Lenders) notifies the Borrower in writing of its acceptance of a Triggering Event Offer within five Business Days after its receipt of such Triggering Event Offer, the Borrower shall, within one Business Day of the Agent's acceptance of such Triggering Event Offer, use 24,204,450/103,000,000ths of the Net Cash Proceeds of the applicable Triggering Event Disposition to ratably repay Loans. If the Agent does not accept a Triggering Event Offer within five Business Days after its receipt of a Triggering Event Offer, such Triggering Event Offer shall be deemed rejected and the Company shall have no obligation to repay Loans with the Net Cash Proceeds of the applicable Triggering Event Disposition.


         1.5 AMENDMENT TO SECTION 7.1.2. Section 7.1.2 is amended in its entirety to read as follows:

                  7.1.2 INTERIM REPORTS. (a) Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter) of each Fiscal Year, unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and unaudited consolidated and consolidating statements of earnings and cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter; (b) promptly when available and in any event within 30 days after the end of each of the first two months of each Fiscal Quarter, unaudited consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such month and unaudited consolidated statements of earnings for such month; (c) concurrently with each set of financial statements referred to in CLAUSE (a) or (b) above, (i) a certificate of the chief executive officer or the chief financial officer of the Borrower, certifying that such financial statements (which may be prepared by the Borrower) fairly present the financial condition and results of operations of the Borrower and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments, (ii) a report from the Borrower's financial advisor as to the status of any potential issuance by the Borrower of equity or Debt which would satisfy the requirements of SUBSECTION 8.1(o), (iii) a report (or a column in the applicable financial statements) showing any variances from the forecast most recently provided pursuant to CLAUSE (d) below and (iv) a detailed report of Capital Expenditures and Asset Sales for the period then ended; and (d) concurrently with each set of financial statements referred to in CLAUSE (a) above, a copy of the forecast (including a projected consolidated and consolidating balance sheet, and projected statements of earnings and cash flow and updated projections) of the Borrower and its Subsidiaries for the following four Fiscal Quarters.

         1.6 AMENDMENT TO SECTION 7.1.3. Section 7.1.3 is amended by (i) deleting the word "and" after the reference "SECTION 7.1.1" and inserting a "," therefor and (ii) inserting the words "and each set of monthly statements" after the words "quarterly statements" therein.

         1.7 ADDITION OF WEEKLY REPORTS. Section 7.1 is amended by renumbering the existing Section 7.1.9 as 7.1.10 and inserting the following new 7.1.9:

                  7.1.9 WEEKLY REPORTS. Not later than the second Business Day of each week, a report outlining any major business development with respect to the Borrower or any Subsidiary and any significant progress made on the potential issuance of equity or Debt which would satisfy the requirements of SUBSECTION 8.1(o).

         1.8      AMENDMENT TO SECTION 7.6.2. The chart contained in Section
7.6.2 is amended in its entirety to read as follows:

              ---------------------------------------------------
                COMPUTATION                          INTEREST
               PERIOD ENDING:                     COVERAGE RATIO
              ---------------------------------------------------
               6/30/00 through 6/30/01             1.75 to 1.00
              ---------------------------------------------------
               9/30/01 and thereafter              2.00 to 1.00
              ---------------------------------------------------

         1.9      AMENDMENT TO SECTION 7.6.3. The chart contained in Section
7.6.3 is amended in its entirety to read as follows:

              ---------------------------------------------------
                   FISCAL                          TOTAL DEBT TO
               QUARTER ENDING:                     EBITDA RATIO
              ---------------------------------------------------
               6/30/00 through 12/31/00            5.25 to 1.00
              ---------------------------------------------------
               3/31/01                             5.15 to 1.00
              ---------------------------------------------------
               6/30/01                             4.75 to 1.00
              ---------------------------------------------------
               9/30/01                             4.35 to 1.00
              ---------------------------------------------------
               12/31/01                            4.25 to 1.00
              ---------------------------------------------------
               3/31/02                             4.15 to 1.00
              ---------------------------------------------------
               6/30/02                             4.05 to 1.00
              ---------------------------------------------------
               9/30/02 and thereafter              3.95 to 1.00
              ---------------------------------------------------

         1.10 AMENDMENT TO SECTION 7.6.4. Section 7.6.4 is amended in its entirety to read as follows:

                  7.6.4    TOTAL DEBT TO CAPITALIZATION. Not permit the ratio of
         (a) Total Debt to (b) the sum of Total Debt plus Adjusted Net Worth to exceed at any time 0.675 to 1.0.

         1.11 AMENDMENT TO SECTION 7.7. Section 7.7(h)(i) is amended by deleting the reference to "U.S.$15,000,000" and substituting "U.S.$5,000,000" therefor.

         1.12 AMENDMENT TO SECTION 7.11. Clause (d)(iv) of Section 7.11 is amended in its entirety to read as follows:

                  (iv) the Required Lenders have consented in writing to such Acquisition;

         1.13 AMENDMENT TO SECTION 7.12. Clause (c) of Section 7.12 is amended by deleting the amount "U.S.$1,000,000" therein and substituting the amount "U.S.$500,000" therefor.

         1.14 AMENDMENT TO SECTION 7.22. Section 7.22 is amended in its entirety to read as follows:


                  7.22 CAPITAL EXPENDITURES. Not permit all Capital Expenditures (excluding, to the extent included in Capital Expenditures, (a) assets acquired in a Permitted Acquisition and (b) up to U.S.$1,000,000 of Capital Expenditures in any Fiscal Year ending after December 31, 2000 which the Borrower demonstrates, to the reasonable satisfaction of the Agent, were required in connection with new municipal contracts entered into by the Borrower or a Subsidiary) during the period beginning June 30, 2000 and ending December 31, 2000 to exceed U.S.$5,000,000 and during any Fiscal Year thereafter to exceed U.S.$7,500,000.

         1.15 AMENDMENT TO SECTION 7.27. Section 7.27 is deleted in its entirety.

         1.16 ADDITION TO SECTION 8.1. Section 8.1 is amended by adding the following new clauses (o), (p) and (q):

                  (o) RECAPITALIZATION TRANSACTIONS. (i) Failure by the Borrower to receive, prior to June 1, 2001, Set Cash Proceeds in a Dollar Equivalent amount equal to or greater than the Junior Capital Amount (as defined below) from the issuance of either (x) equity or (y) Debt of the type described in CLAUSE (iii) of the definition of Subordinated Debt; or (ii) failure by the Borrower to deliver to the Lenders, prior to March 15, 2001, a binding commitment letter from one or more financing sources, reasonably acceptable to the Agent and the Required Lenders, to provide equity or Debt meeting the requirements of the foregoing CLAUSE (i). For purposes of the foregoing, "Junior Capital Amount" means U.S.$25,000,000 MINUS the lesser of U.S.$5,000,000 and 50% of the aggregate amount of Net Cash Proceeds received from Asset Sales on or prior to January 31, 2001.

                  (p) FINANCIAL ADVISOR. Failure by the Borrower to retain prior to December 15, 2000, and at all times thereafter (unless the Required Lenders otherwise consent or the requirements of SUBSECTION
         (o) above have been satisfied) to continue to retain, a financial advisor reasonably acceptable to the Required Lenders for the purpose of raising equity or Debt which meets the requirements of SUBSECTION
         (o) above.

                  (q) TRIGGERING EVENT OFFER. Failure by the Borrower to make a Triggering Event Offer in accordance with SECTION 2.2.5(d); or failure by the Borrower to use 24,204,450/103,000,000ths of the Net Cash Proceeds of a Triggering Event Disposition to repay Loans in accordance with SECTION 2.2.5(d) if a related Triggering Event Offer has been accepted by the Agent.

         1.17     AMENDMENT OF SCHEDULES 1.1A and 1.1B. Schedule 1.1A and
Schedule 1.1B to the Agreement shall each be amended in its entirety by substituting SCHEDULE 1.1A and SCHEDULE 1.1B hereto therefor, respectively.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and each Lender that: (a) after giving effect hereto, the representations and warranties made in Section 6 of the Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date; (b) except for any such event which will be cured upon the effectiveness hereof, no Event of Default or Unmatured Event of Default exists or will result from the effectiveness of this Amendment; (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Agreement as amended hereby (as so amended, the "AMENDED AGREEMENT") (i) are within such Borrower's power, (ii) have been duly authorized by all necessary action, (iii) have received all necessary approval from any governmental agency or authority and (iv) do not and will not contravene or conflict with any provision of law or of any provision of such Borrower's Organization Documents or of any agreement or instrument binding on such Borrower or any court or administrative order or decree applicable to such Borrower; (e) the Amended Agreement is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability and (f) the Borrower has previously delivered to each Lender a true and correct copy of the employment contract between the Borrower and each of Al Loopstra, David Langille, George Boothe and Dennis Nolan, and each such contract is in full force and effect on the date hereof.

         SECTION 3. WAIVER. Subject to the occurrence of the Amendment Effective Date, the Required Lenders hereby waive the Borrower's non-compliance with Sections 7.6.2 and 7.6.3 of the Agreement as in effect prior to the Amendment Effective Date for any period ending prior to the date of this Amendment but not any non-compliance with such Sections 7.6.2 and 7.6.3 as in effect after the Amendment Effective Date.

         SECTION 4. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on December 4, 2000 (the "AMENDMENT EFFECTIVE DATE") if on or before such date the Agent has received (i) counterparts of this Amendment executed by the Borrower, the Required Lenders, and the Agent, (ii) a Confirmation in the form of EXHIBIT A hereto signed by the Borrower and its Subsidiaries, (iii) copies of resolutions of the board of directors of the Borrower authorizing the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Borrower, (iv) an opinion of Hodgson Russ Andrews Woods & Goodyear, LLP, U.S. counsel to the Borrower, substantially in the form of EXHIBIT B hereto, (v) an opinion of Torys, Ontario counsel to the Borrower, substantially in the form of EXHIBIT C hereto, (vi) an amendment fee for each Lender that executes a counterpart hereof on or before 4:00 p.m. (Chicago time) on December 1, 2000 in an amount equal to 0.50% of such Lender's Loan after giving effect hereto and (vii) any additional amounts payable resulting from the amendment to Schedule 1.1C set forth herein, it being understood that the amendment to Schedule 1.1C shall be deemed effective as of August 14, 2000.

         SECTION 5. MISCELLANEOUS.

         5.1 INTEREST PERIODS. Notwithstanding any other provision of the Amended Agreement, no Interest Period for any Offshore Rate Tranche shall be longer than three months.

         5.2 CAPTIONS. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

         5.3 GOVERNING LAW, SEVERABILITY. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE ENTIRELY PERFORMED IN SAID STATE. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         5.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         5.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of each Agent and each Lender.

         5.6 CONTINUED EFFECTIVENESS. Except as specifically provided herein, the Agreement and the other Loan Documents shall remain unmodified and are specifically confirmed to be in full force and effect. Upon effectiveness of this Amendment, all references in the Agreement and in the other Loan Documents to "Agreement" or the like shall refer to the Agreement as hereby amended.

                        [SIGNATURES BEGIN ON NEXT PAGE]

Delivered at Chicago, Illinois, as of the day and year first above written.


                                  CAPITAL ENVIRONMENTAL RESOURCE,
                                  INC./RESSOURCES ENVIRONNEMENTALES
                                  CAPITAL INC.

                                  By:
                                     -------------------------------------------
                                  Title:
                                     -------------------------------------------

                                  BANK OF AMERICA, N.A. as Agent

                                  By:
                                     -------------------------------------------
                                  Title:
                                     -------------------------------------------


                                  BANK OF AMERICA, N.A., as a Lender

                                  By:
                                     -------------------------------------------
                                  Title:
                                     -------------------------------------------


                                  LASALLE BANK NATIONAL ASSOCIATION, as a Lender

                                  By:
                                     -------------------------------------------
                                  Title:
                                     -------------------------------------------


                                  RAYMOND JAMES BANK, F.S.B, as a Lender

                                  By:
                                     -------------------------------------------
                                  Title:
                                     -------------------------------------------

                                 SCHEDULE 1.1A

                          LENDERS AND PRO RATA SHARES

--------------------------------------------------------------------------------
LENDER                                   AMOUNT OF LOAN*          PRO RATA SHARE
--------------------------------------------------------------------------------
Bank of America, N.A.                    U.S.$7,261,335                  30%
--------------------------------------------------------------------------------
Raymond James Bank, FSB                  U.S.$4,840,890                  20%
--------------------------------------------------------------------------------
LaSalle Bank National Association        U.S.$12,102,225                 50%
--------------------------------------------------------------------------------
TOTALS                                   U.S.$24,204,450              100.0%
--------------------------------------------------------------------------------

*As in effect after December 4, 2000.

                                 SCHEDULE 1.1B
                                PRICING SCHEDULE

         The Applicable Margin shall be determined based on the applicable Senior Debt to EBITDA Ratio as set forth below.


================================================================================
                                                                   APPLICABLE
                                                    APPLICABLE     MARGIN FOR
                                                    MARGIN FOR   BASE RATE LOANS
                 SENIOR DEBT TO EBITDA RATIO      OFFSHORE RATE      TO THE
                                                     TRANCHES       BORROWER
--------------------------------------------------------------------------------
Level I      less than 3.00 to 1.0                     3.00%         1.50%
--------------------------------------------------------------------------------
Level II     greater than or equal to 3.00 to 1.0
             but less than 3.25 to 1.0                 3.25%         1.75%
--------------------------------------------------------------------------------
Level III    greater than or equal to 3.25 to 1.0
             but less than 3.50 to 1.0                 3.50%         2.00%
--------------------------------------------------------------------------------
Level IV     greater than or equal to 3.50 to 1.0
             but less than 3.75 to 1.0                 3.75%         2.25%
--------------------------------------------------------------------------------
Level V      greater than or equal to 3.75 to 1.0
             but less than 4.25 to 1.0                 4.00%         2.50%
--------------------------------------------------------------------------------
Level VI     greater than or equal to 4.25 to 1.0
             but less than 4.75 to 1.0                 4.25%         2.75%
--------------------------------------------------------------------------------
Level VII    greater than or equal to 4.75 to 1.0      4.50%         3.00%
================================================================================

         The Applicable Margin shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter based on the Senior Debt to EBITDA Ratio as of the last day of such Fiscal Quarter; PROVIDED that if the Borrower fails to deliver the financial statements required by SECTION 7.1 and the related compliance certificate in the form of EXHIBIT C by the due date therefor, the Applicable Margin that would apply at Level VII shall be applicable from such due date until such financial statements are delivered.